SCHEDULE 14A
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Golub Capital Direct Lending Corporation

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GOLUB CAPITAL DIRECT LENDING CORPORATION
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
December 20, 2021
Dear Stockholder:
You are cordially invited to participate in the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Golub Capital Direct Lending Corporation (the “Company”) to be held virtually on February 4, 2022 at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermeeting.com/GCDLC2022.
The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to: (1) elect three Class III directors of the Company and (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. I will also report on the Company’s progress since commencing operations on July 1, 2021 and respond to stockholders’ questions.
It is very important that your shares be represented at the Annual Meeting. Even if you plan to participate in the virtual meeting, I urge you to please sign the enclosed proxy ballot and return it promptly in the envelope provided, or vote via the Internet or telephone. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of the Company are very important to us.
Sincerely yours,
/s/ David B. Golub

David B. Golub
President and Chief Executive Officer

GOLUB CAPITAL DIRECT LENDING
CORPORATION
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
NOTICE OF VIRTUAL ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON FEBRUARY 4, 2022
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GCDLC2022
Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Golub Capital Direct Lending Corporation (the “Company”) that:
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be conducted virtually, on February 4, 2022 at 10:00 a.m., Eastern Time, at the following website: www.virtualshareholdermetting.com/GCDLC2022 for the following purposes:
1.
To elect three Class III directors of the Company who will each serve until the 2025 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified; and

2.
To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/GCDLC2022 and using the 16-digit control number included in the proxy card accompanying these materials. You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on December 13, 2021. Whether or not you expect to join the Annual Meeting, please sign the enclosed proxy card and return it promptly to us in the envelope provided, or vote via Internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
By Order of the Board of Directors,
/s/ Joshua M. Levinson
Joshua M. Levinson
Secretary
December 20, 2021

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the enclosed proxy card to authorize your proxy electronically via the Internet or by telephone or complete, sign, date and return the proxy card to vote by mail. Please see the proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually if you wish to change your vote.

GOLUB CAPITAL DIRECT LENDING
CORPORATION
200 Park Avenue, 25th Floor
New York, NY 10166
(212) 750-6060
PROXY STATEMENT
For
2022 Virtual Annual Meeting of Stockholders
To Be Held on February 4, 2022
Online Meeting Only — No Physical Meeting Location
www.virtualshareholdermeeting.com/GCDLC2022
This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (212) 750-6060.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Golub Capital Direct Lending Corporation (the “Company,” “we,” “us” or “our”) for use at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be conducted virtually via live webcast on Friday, February 4, 2022 at 10:00 a.m., Eastern Time, and at any postponements or adjournments thereof. You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/GCDLC2022 and using the 16-digit control number included on your enclosed proxy card. This Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2021 are being mailed to stockholders of the Company (the “Stockholders”) of record as of December 13, 2021 on or about December 20, 2021.
We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.
You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may participate in the Annual Meeting and vote virtually whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
You will be eligible to vote your shares electronically via the Internet, by telephone, or by mail by following the instructions on the proxy card.
Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
To elect three Class III directors of the Company who will each serve until the 2025 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified; and

2.
To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

Voting Securities
You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on December 13, 2021 (the “Record Date”). There were 3,098,110.333 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.
Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. If there are not enough votes for a quorum, the Annual Meeting can be adjourned in order to permit the further solicitation of proxies.
Votes Required
Election of Directors
The election of directors requires the affirmative vote of a majority of the shares of Common Stock cast “for” or “against” such nominee at the Annual Meeting virtually or by proxy (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast, and, as a result, will have no effect on the election of nominees.
Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast at the Annual Meeting virtually or by proxy is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Adjournment and Additional Solicitation.   If there appear not to be enough votes to approve the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the meeting to permit further solicitation of proxies.
A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, distributing, printing and mailing of, this Proxy Statement, the Annual Report, the accompanying Notice of Annual Meeting of Stockholders, and the proxy card. The Company intends to use the services of GC Advisors LLC (“GC Advisors”), the Company’s investment adviser, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
Stockholders may authorize their proxy electronically through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize your proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize their proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize a proxy by Internet, the Stockholder may join the Annual Meeting virtually or submit the enclosed proxy card by following the instructions set forth herein.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be affected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by participating in the Annual Meeting and voting virtually, or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.
Security Ownership of Certain Beneficial Owners and Management
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Our directors consist of interested directors and independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).
The following table sets forth, as of December 13, 2021, certain ownership information with respect to our Common Stock for those persons who beneficially own more than 5 percent of our outstanding Common Stock and all officers and directors individually and as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.
Name and Address	Type of Ownership	Shares Owned	Percentage
Lawrence E. Golub(1)(2)	Beneficial	1,564,777.000	50.5%
David B. Golub(1)(2)	Beneficial	1,564,777.000	50.5%
Kenneth F. Bernstein(1)	N/A	—	—
John T. Baily(1)	N/A	—	—
Lofton P. Holder(1)	N/A	—	—
Anita R. Rosenberg(1)	N/A	—	—
William M. Webster IV(1)	N/A	—	—
Christopher C. Ericson(1)	N/A	—	—
Joshua M. Levinson(1)	N/A	—	—
All officers and directors as a group (9 persons)	Beneficial	1,564,777.000	50.5%
Cliffwater Corporate Lending Fund(3)	Beneficial	766,666.667	24.7%
Country Life Insurance Company(4)	Beneficial	383,333.333	12.4%
Country Mutual Insurance Company(5)	Beneficial	383,333.333	12.4%

(1)
The business address for each of our officers and directors is c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166.

(2)
Messrs. Lawrence E. Golub and David B. Golub are control persons of GGP Holdings L.P. The shares of Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GGP Holdings L.P., each may be viewed as having shared voting and dispositive power over all of the 1,564,777.000 shares of Common Stock directly owned by such entity.

(3)
The business address for Cliffwater Corporate Lending Fund is c/o UMB Fund Services, Inc., 235 W. Galena St., Milwaukee, WI 53212.

(4)
The business address for Country Life Insurance Company is PO Box 2000, Bloomington, IL 61702.

(5)
The business address for Country Mutual Insurance Company is 1705 Towanda Ave., Bloomington, IL 61701.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that during the fiscal year ended September 30, 2021, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
Dollar Range of Securities Beneficially Owned by Directors
Information as to the beneficial ownership listed in the tables below is based on information furnished to the Company by the persons listed in the respective tables. We are not part of a “family of investment companies” as that term is defined in the 1940 Act. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of December 13, 2021.
Name of Director	Dollar Range of Equity Securities in Golub Capital Direct Lending Corporation(1)
Independent Directors
John T. Baily	None
Kenneth F. Bernstein	None
Lofton P. Holder	None
Anita R. Rosenberg	None
William M. Webster IV	None
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of the beneficial ownership by any of our Independent Directors and his or her immediate family as of December 13, 2021 of the shares of common stock of Golub Capital BDC, Inc. (“GBDC”) (traded on the Nasdaq Global Select Market or “Nasdaq”), a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act and whose investment adviser is GC Advisors, and the limited partnership interests in other private funds advised by Golub Capital (“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, as well as GC Advisors, associated investment funds and their respective affiliates).

Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
John T. Baily	John T. Baily	GBDC (Nasdaq)	Common Stock	Over $100,000
Kenneth F. Bernstein	Kenneth F. Bernstein	GBDC (Nasdaq)	Common Stock	Over $100,000
Anita R. Rosenberg	Anita R. Rosenberg	GBDC (Nasdaq)	Common Stock	Over $100,000
William M. Webster IV	William M. Webster IV; William M. Webster, IV Revocable Trust; Webster Trust Investments, LLC; William M. Webster, IV 2012 Irrevocable Trust Agreement UAD 6/21/12
GBDC (Nasdaq); Golub Capital Partners 9, L.P.; Golub Capital Partners 10, L.P.; Golub Capital Partners 11, L.P.; Golub Capital Partners 11R, L.P.; Golub Capital Partners 12, L.P.; GC Co-investment, L.P.; GEMS Fund 4, L.P.(2); GEMS Fund 5 L.P.
			Common Stock; N/A – Single Class	Over $100,000 in each

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Through his investment in GEMS Fund 4, L.P., Mr. William M. Webster IV indirectly has beneficial ownership of shares of the common stock of Golub Capital BDC 3, Inc.

PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s charter and bylaws, the Board currently has seven members. Directors are divided into three classes and are elected for classified terms expiring at the third succeeding Annual Meeting of Stockholders, with a term of office of one of the three classes of directors expiring each year at the Annual Meeting of Stockholders. After this election, the terms of Class I, II and III directors will expire in 2023, 2024 and 2025, respectively. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
A Stockholder can vote for or against, or abstain from voting for, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “for” the election of each nominee named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of Mr. Lawrence E. Golub, Mr. Lofton P. Holder or Mr. William M. Webster IV will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Directors
Certain information with respect to the Class III nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominees for Class III director currently serve as directors of the Company.
Messrs. Lawrence E. Golub, Lofton P. Holder and William M. Webster IV have each been nominated for election as Class III directors for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Mr. Lawrence E. Golub, Mr. Lofton P. Holder and Mr. William M. Webster IV are not being proposed for election pursuant to any agreement or understanding between any of Mr. Lawrence E. Golub, Mr. Lofton P. Holder or Mr. William M. Webster IV and the Company.

Nominees for Class III Directors
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
Lawrence E. Golub (62)(5)	Chairman of the Board of Directors	Class III Director since 2009; Term Expires 2022	Serves as the Chief Executive Officer of Golub Capital.	Three	Chairman of the board of directors of GBDC (Nasdaq) and Golub Capital BDC 3, Inc. (“GBDC 3”). Served as Chairman of the board of directors of Golub Capital Investment Corporation (“GCIC”) until its acquisition by GBDC in 2019.
Lofton P. Holder (56)	Director	Class III Director since February 2021; Term Expires 2022	Co-founder and retired managing partner of Pine Street Alternative Asset Management Company	Three	A member of the board of directors of GBDC (Nasdaq) and GBDC 3 and a member of the board of directors of Manning & Napier, Inc. (traded on the New York Stock Exchange “NYSE”) since May 2021. Currently serves as Chair of the Investment Committee for the Edwin Gould Foundation and Maimonides Medical Center and also as Trustee for Pace University where he serves on the Audit Committee.
William M. Webster IV (64)	Director	Class III Director since 2010; Term Expires 2022
Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through
August 2005 and served as Chairman of the board of directors from August 2008 through May 2012
				Three	A member of the board of directors of GBDC (Nasdaq) and GBDC 3. Previously served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019, Compass Systems Inc. from 2014 to May 2021 and LKQ Corporation (NYSE) from 2003 to May 2020.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
John T. Baily (78)(4)	Director	Class II Director since 2010; Term Expires 2024	Retired	Three	A member of the board of directors of GBDC (Nasdaq), GBDC 3 and RLI Corp. (NYSE) and Endurance U.S. Holding Corp. Previously served on the board of directors of Endurance Specialty Holdings, Ltd. From 2003 to October 2017 and GCIC from 2014 until its acquisition by GBDC in 2019
Kenneth F. Bernstein (60)	Director	Class II Director since 2010; Term Expires 2024	Chief Executive Officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	Three	A member of the board of directors of GBDC (Nasdaq) and GBDC 3. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019. An independent trustee of BRT Apartments Corp. from 2004 to 2016.
Class I Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During thePast 5 years (3)
David B. Golub (59)(5)	Chief Executive Officer and Director	Class I Director since 2009; Term Expires 2023	Serves as the President of Golub Capital.	Three	Chief Executive Officer and a member of the board of directors of GBDC (Nasdaq) and President and Chief Executive Officer and a member of the board of directors of GBDC 3. Served as President and Chief Executive Officer and a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019. Currently serves on the board of directors of the Burton Corporation and previously served on the board of

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Companies In Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During thePast 5 years (3)
directors of the Michael J. Fox Foundation for Parkinson’s Research.
Anita R. Rosenberg (57)	Director	Class I Director since 2011; Term Expires 2023	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	Three	A member of the board of directors of GBDC (Nasdaq) and GBDC 3. Served as a member of the board of directors of GCIC from 2014 until its acquisition by GBDC in 2019. An independent trustee at Baron Funds Management since May 2013. An independent director for Impala Asset Management since January 2014.

(1)
The business address of each of our directors is c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166

(2)
“Fund Complex” includes the Company, GBDC and GBDC 3.

(3)
No director otherwise serves as a director of an investment company registered under the 1940 Act.

(4)
Prior to its acquisition by Sompo International on March 23, 2017, Mr. John T. Baily served on the board of directors of Endurance Specialty Holdings Ltd. (“Endurance”) which was publicly traded on the NYSE. Trading of ordinary shares ceased after the acquisition.

(5)
Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their positions as officers of the Company and of Golub Capital.

Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.
Director Independence
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Lawrence E. Golub and Mr. David B. Golub, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management
The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of our investment activities. The Board reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that events do not adversely affect the value of investments. The Board’s risk oversight responsibilities include reviewing the reimbursement by the Company to Golub Capital LLC (the “Administrator”) of the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.
The Board’s Composition and Leadership Structure
The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, five of the Company’s seven directors are Independent Directors (and are not “interested persons”). However, Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of investors for Mr. Golub to lead the Board because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. The Board does not have a lead independent director. However, William M. Webster IV, the Chairman of the Audit Committee and the Nominating and Corporate Governance Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. He is also involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the Board.
Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which the Board believes has prepared each director to be effective. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent

Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with GC Advisors, and also may benefit from information provided by the Company’s counsel. Both Independent Directors’ and Company’s counsels have significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
Interested Directors
Lawrence E. Golub
Mr. Lawrence E. Golub serves as Chairman of our Board. The Board benefits from Mr. Golub’s business leadership, experience and knowledge of the financial services industry. Mr. Golub has served as chairman of the board of directors of GBDC (Nasdaq) since 2010 and GBDC 3 since 2017. He also served as chairman of the board of directors of GCIC from November 2014 until the acquisition of GCIC by GBDC in September 2019. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is a member of the Harvard Medical School Board of Fellows, a member of the Columbia Medical School Board of Advisors, President of the Harvard University JD-MBA Alumni Association, a member of the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government and a trustee of the American Repertory Theater. Mr. Golub currently serves on the Stanford Interdisciplinary Life Sciences Council and the Advisory Board of Stanford Impact Labs. Mr. Golub was a private member of the Financial Control Board of the State of New York for over twelve years. Mr. Golub was a White House Fellow and served for over fifteen years as Treasurer of the White House Fellows Foundation. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low-income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub also serves on the board of directors of GBDC (Nasdaq) and GBDC 3, and previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) and, from 2014 until its acquisition by GBDC in 2019, GCIC. Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.
David B. Golub
Mr. David B. Golub serves as our President and Chief Executive Officer. Mr. Golub served as a director of affiliates of Golub Capital since 1995 before joining the firm as Vice Chairman in January 2004. He brings to the Board a diverse knowledge of business and finance. He is also the President of Golub Capital and serves on the Investment Committee of GC Advisors. Mr. Golub has served as Chief Executive Officer and a member of the board of directors of GBDC (Nasdaq) since 2010 and GBDC 3 since 2017. He also served as President and Chief Executive Officer on the board of directors of GCIC from November 2014 until the acquisition of GCIC by GBDC in September 2019. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard formed to acquire significant minority stakes in established companies. Mr. Golub is a member of the Founder’s Council of the Michael J. Fox Foundation

for Parkinson’s Research, where he was the first board Chairman and a long-time director. He is a member of the board of the Loan Syndications and Trading Association. Mr. Golub is a member of the Stanford Graduate School of Business Advisory Council. He is also a member of the Director’s Circle of the Association of Marshall Scholars. He previously served on the boards of the Hudson Guild and the World Policy Institute. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a director.
Independent Directors
John T. Baily
Mr. John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of GBDC (Nasdaq), of GBDC 3 since 2017, RLI Corp. (NYSE) and Endurance U.S. Holding Corp. and was a member of the board of directors of GCIC from 2014 to 2019. He was elected to serve as a director to GBDC in 2010, to GBDC 3 in 2017, to RLI Corp., Ltd. in 2003 and to Endurance U.S. Holding Corp. in October 2017. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a director.
Kenneth F. Bernstein
Mr. Kenneth F. Bernstein brings to the Board expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. Mr. Bernstein has been a member of the board of directors of GBDC (Nasdaq) since 2010 and of GBDC 3 since 2017. He also was a member of the board of directors of GCIC from 2014 to 2019. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a director.
Lofton P. Holder
Mr. Holder brings to the Board a diverse knowledge of business and finance. Mr. Holder has been a member of the board of directors of GBDC (Nasdaq) and GBDC 3 since February 2021, where he serves on the Nominating and Corporate Governance, Audit and Compensation committees. Mr. Holder also is a member of the board of directors for Manning & Napier (NYSE), where he serves as chair of the Compensation Committee. He is also an advisor to the management team at Landed, a private company focused on helping essential professionals purchase homes. He is the cofounder and retired managing partner for Pine Street Alternative Asset Management Company. Pine Street invests seed capital with emerging hedge fund managers. Prior to creating Pine Street, Mr. Holder was a Managing Director at Investcorp and JP Morgan Asset Management. In these roles, he served the investment needs of major global institutional investors working across all equity and fixed income asset classes as well as hedge fund, private equity and real estate investments. Earlier in his career, Mr. Holder was a municipal finance investment banker at JP Morgan and The First Boston Corporation. He is actively engaged in the community and is particularly focused on ideas to advance educational opportunity and student achievement for young people from low-income backgrounds. Mr. Holder is a board member for The Edwin Gould Foundation and Maimonides Medical Center and serves as chair of the Investment Committees for both organizations. He is also a Trustee for Pace University where he serves on the Audit Committee. Mr. Holder received a BA in Political Science from Columbia University and a MBA from the Yale School of Organization and Management. Mr. Holder’s experience as a senior executive officer within the alternative asset management business led our Nominating and Corporate Governance Committee to conclude that Mr. Holder is qualified to serve as a director.
Anita R. Rosenberg
Ms. Rosenberg brings to the Board a diverse knowledge of business and finance. She has been a member of the board of directors of GBDC (Nasdaq) since 2011 and of GBDC 3 since 2017. Ms. Rosenberg was a member of the board of directors of GCIC from 2014 to 2019. Ms. Rosenberg became a trustee of Baron Investment Funds Trust in May 2013 and an independent director for Impala Asset Management in January 2014. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the Board expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rosenberg is qualified to serve as a director.
William M. Webster IV
Mr. William M. Webster IV brings to the Board a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the Board from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of GBDC (Nasdaq) since 2010, GBDC 3 since 2017 and served on the board of directors of GCIC from 2014 to 2019. Mr. Webster previously served on the board of directors of LKQ Corporation (NYSE) from 2003 to May 2020 and on the board of directors of Compass Systems, Inc. from 2014 to May 2021. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a

Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster holds an Executive Masters Professional Director Certification, their highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a director.
Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended September 30, 2021, the Board of the Company held five Board meetings, three Audit Committee meetings, and two Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to participate in the Annual Meeting. All directors of the Company attended the 2021 Annual Meeting of Stockholders.
Audit Committee
The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita R. Rosenberg and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our Board has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.
The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors and (iv) the compliance by the Company with legal and regulatory requirements. The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Company, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Company. In its consideration of whether to recommend that stockholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the Company and our stockholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.

The function of the Audit Committee is oversight. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Company’s stockholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).
In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.
The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”
The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The Audit Committee Charter is attached as Annex A to this Proxy Statement.
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, which is attached as Annex B to this Proxy Statement.
The Nominating and Corporate Governance Committee considers Stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our corporate secretary, Joshua M. Levinson, c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its Stockholders.
Compensation Committee
The Company does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis and also participates in the consideration of director compensation. Decisions on director compensation are based on a review of data of comparable business development companies.
Communication with the Board
Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 200 Park Avenue, 25th Floor, New York, NY 10166. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Joshua M. Levinson, Secretary, c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166. All Stockholder communications received in this manner will be delivered to one or more members of the Board.
Information about the Officers Who Are Not Directors
The following information pertains to our officers who are not directors of the Company.
Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Christopher C. Ericson (41)	Chief Financial Officer and Treasurer (since September 2021)	Mr. Ericson is a Director at Golub Capital and, since September 2021, has been the Chief Financial Officer and Treasurer for GBDC (Nasdaq) and GBDC 3. Prior to this position, Mr. Ericson served in various senior finance roles since first joining Golub Capital in 2009, including as Controller for Golub Capital BDC. He rejoined Golub Capital in 2018 as a Director on the Corporate Development team in the Investor Partners Group. Prior to rejoining Golub Capital, Mr. Ericson was the Senior Controller at ExWorks Capital from November 2017 to June 2018. Prior to initially joining Golub Capital, Mr. Ericson served as the Controller at Downsview Capital, a hedge fund focusing on private investments in public equities. Prior to that he worked at Guggenheim Partners and Deloitte. Mr. Ericson earned his BS degree in Commerce from the University of Virginia. He received an MS degree in Accountancy from the University of Illinois at Urbana — Champaign. He is a registered Certified Public Accountant in Illinois.

Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Joshua M. Levinson (46)	Chief Compliance Officer and Secretary (since November 2020)	Mr. Levinson serves as our Chief Compliance Officer and Secretary and is also the Co-General Counsel and Chief Compliance Officer of Golub Capital, where he has primary responsibility for legal and compliance matters. Mr. Levinson is currently the Chief Compliance Officer and Secretary for GBDC (Nasdaq), since August 2011, GBDC 3, since September 2017, and served in such roles at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of several business units and served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.
Gregory A. Robbins (46)	Managing Director (since November 2020)	Mr. Robbins is a Managing Director at Golub Capital. He also currently serves as Managing Director of GBDC (Nasdaq), since November 2013, GBDC 3, since September 2017, and served in the same role at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Prior to joining Golub Capital in 2004, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. During his tenure at Indosuez Capital, Mr. Robbins originated, structured, executed and managed leveraged finance transactions for middle market private equity sponsors across multiple assets classes. Prior thereto, Mr. Robbins was an associate at Sawmill Capital, a private equity firm. Mr. Robbins holds a B.S. from the Wharton School of the University of Pennsylvania.
Jonathan D. Simmons (39)	Director of Corporate Strategy (since November 2020)	Mr. Simmons is a Director of Golub Capital and serves as our Director of Corporate Strategy. He also currently serves as Director of Corporate Strategy for GBDC (Nasdaq), since February 2016, GBDC 3, since September 2017, and served in the same role at GCIC from November 2014 until GCIC’s acquisition by GBDC in September 2019. Prior to joining Golub Capital in 2009, Mr. Simmons served as a Senior associate at Churchill Financial and as an investment banking associate at J.P. Morgan Securities Inc. Mr. Simmons graduated magna cum laude from Colgate University with a B.A. in

Name, Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Mathematics and Economics.
John C. Cushman (54)	Managing Director (since November 2020)	Mr. Cushman joined Golub Capital in 2015 and is a Managing Director on the Direct Lending team. He is responsible for originating, underwriting, executing and monitoring investments for the Firm. Prior to joining Golub Capital, Mr. Cushman was a Managing Director in GE Antares Capital’s Originations group, where he originated and evaluated new lending opportunities, including first lien, second lien and unitranche loans. Prior to this position, he was a Managing Director in Oaktree Capital Management’s Mezzanine Finance group, where he helped manage institutional investment funds. Prior to that, Mr. Cushman was a Managing Director in Deutsche Bank’s Securities Global Financial Sponsors group, where he structured and executed strategic and financing transactions. Mr. Cushman earned his BA degree in Economics from Colgate University. He received an MBA from the Anderson School of Management at UCLA.
Tyler R. Herried (35)	Director (since November 2020)	Mr. Herried is a Director of Golub Capital and serves as a Senior Vice President for us. Prior to joining Golub Capital in 2018, Mr. Herried was a Vice President in the Credit Product Strategy group at BlackRock, where he focused on capital raising and product development for their U.S. and European direct lending businesses. Mr. Herried earned his B.B.A. in Finance from University of San Francisco and currently attends Columbia Business School to earn his M.B.A.

(3)
The business address of each of our officers, GC Advisors and the Administrator is c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY, 10166.

Each officer holds his office until his successor is chosen and qualified or until his earlier resignation or removal.
Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.
As required by the 1940 Act, we and GC Advisors have each adopted a Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of GC Advisors with respect to their personal investments and investment transactions. Our Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. We filed our Code of Ethics as Exhibit 14.1 to our Amended Registration Statement on Form 10, filed with the SEC on August 17, 2021, and you may access it via the Internet at the website of the SEC at www.sec.gov. We intend to disclose any material amendments to or waivers of required provisions of our Code of Conduct or the Code of Ethics on a Current Report on Form 8-K.
The Company has established a policy designed to prohibit officers, directors, and employees of the Company and GC Advisors from purchasing or selling securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits short-selling and margining of either the Company’s securities or the securities of existing or prospective portfolio companies. The policy does not expressly prohibit directors, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, the Company discourages trades by such persons that are of a short-term nature rather than for investment purposes, and all purchases and sales of the Company’s securities by directors, officers and employees of the Company and its affiliates must receive pre-clearance from the Company’s Chief Compliance Officer.
Compensation of Directors
The Independent Directors will receive an annual fee of $10,000 for the fiscal year ending September 30, 2022. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular Board meeting and $500 for each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the Audit Committee receives an annual fee of $2,500. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is paid to directors who are “interested persons.” The Board reviews and determines the compensation of Independent Directors.
The following table shows information regarding the compensation earned by our directors for the fiscal year ended September 30, 2021. No compensation is paid by us to any interested director or executive officer of the Company.
Name	Aggregate Compensation from the Company(1)	Pension Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from the Company Paid to Director(1)
Independent Directors
John T. Baily	$4,875	—	$4,875
Kenneth F. Bernstein	$4,875	—	$4,875
Lofton P. Holder	$4,875	—	$4,875
Anita R. Rosenberg	$4,875	—	$4,875
William M. Webster IV	$5,344	—	$5,344
Interested Directors
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)
The amounts listed are for the fiscal year ending September 30, 2021. For a discussion of the Independent Directors’ compensation see above.

(2)
We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Certain Relationships and Related Party Transactions
We have entered into agreements with GC Advisors, in which members of our senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and, in the future, will sponsor or manage accounts with investment objectives similar to ours as well as funds with different investment objectives. In addition, our executive officers and directors and the members of GC Advisors and its investment committee serve or could serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by our affiliates. These accounts could have investment objectives similar to our investment objective.
In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our stockholders. For example, the economic disruption and uncertainty precipitated by the COVID-19 pandemic has required GC Advisors and its affiliates to devote additional time and focus to existing portfolio companies in which other funds and accounts managed by GC Advisors and its affiliates hold investments. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. To the extent that we compete with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, we generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that are suitable for us and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made in a similar manner for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata to us and each other eligible account based on the capital available for investment of each of us and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.
We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. On February 27, 2017, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and accounts sponsored or managed by the GC Advisors and its affiliates affords us additional investment opportunities and the ability to achieve greater diversification.
Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.
GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GBDC and several private funds that are pursuing an investment strategy similar to ours, some of which will seek new capital from time to time. In serving these clients, GC Advisors could have obligations to other clients or investors in those entities. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. The Board regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.
Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors could serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals could obtain material non-public information that could restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal Code of Ethics that governs the conduct of our and GC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.
We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors pursuant to which we pay GC Advisors a base management fee and an incentive fee. Our Board approved the Investment Advisory Agreement in November 2020. The Investment Advisory Agreement became effective on July 1, 2021 for an initial two-year term. In addition, pursuant to a waiver letter, GC Advisors has agreed to irrevocably waive 100% of the base management fee payable pursuant to the Investment Advisory Agreement for the period from July 1, 2021 to June 30, 2022; 66.7% of the base management fee payable pursuant to the Investment Advisory Agreement for the period from July 1, 2022 to June 30, 2023; and 33.3% of the base management fee payable pursuant to the Investment Advisory Agreement for the period from July 1, 2023 to June 30, 2024. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure creates an incentive for GC Advisors to make certain types of investments. Additionally, we rely on investment professionals from GC Advisors to assist our Board with the valuation of our portfolio investments. GC Advisors’ base management fee and incentive fee are based on the fair value of our average adjusted gross assets and there is a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. Under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to GC Advisors is based on the fair value of our average adjusted gross assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage. For the fiscal year ending September 30, 2021, net of the waiver described above, GC Advisors did not earn a base management fee or incentive fee.
We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
Pursuant to an administration agreement (the “Administration Agreement”), Golub Capital LLC furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board reapproved the Administration Agreement for a two- year term in November 2020.The Administration Agreement became effective on July 1, 2021. Under our Administration Agreement, Golub Capital LLC performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC. Pursuant to a waiver letter, Golub Capital LLC and GC Advisors have agreed to irrevocably waive reimbursement from the Company for the services described above and costs and expenses to be borne by the Company under the Administration Agreement, for the period from July 1, 2021 to September 30, 2021. During the period from July 1, 2021 to September 30, 2021, Golub Capital LLC and GC Advisors waived a total of $0.2 million of reimbursement from the Company.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all Independent Directors, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2022. This selection is presented for ratification by the Stockholders. It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Principal Accountant Fees and Services
The following aggregate fees by Ernst & Young LLP, the Company’s current independent registered accounting firm, were billed to the Company for work attributable to audit, tax and other services provided to the Company for the fiscal year ended September 30, 2021.
Fiscal Year Ended September 30, 2021
Audit Fees	$120,000
Audit Related Fees	—
Tax Fees	—
All Other Fees	—
Total	$120,000
Audit Fees:   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were provided by Ernst & Young LLP for the fiscal year ended September 30, 2021 in connection with statutory and regulatory filings.
Audit-Related Fees:   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees:   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees:   Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. While there were no audit-related fees and tax fees incurred in the fiscal year ended September 30, 2021, if any of these would have been incurred, they would have been approved by the Audit Committee.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2022.

Audit Committee Report1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2021.
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2021, with and without management present. The Audit Committee included in its review results of Ernst & Young LLP’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Auditing Standard No. 16 (Communication With Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Ernst & Young LLP for the fiscal year ended September 30, 2021. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 for filing with the SEC.
November 19, 2021
The Audit Committee
William M. Webster IV, Chair
John T. Baily
Kenneth F. Bernstein
Lofton P. Holder
Anita R. Rosenberg

1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve each of the proposals at the Annual Meeting, the chair of the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice other than announcement at the Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.
Whether or not you expect to participate in the virtual meeting, please follow the instructions on your proxy card to vote electronically via the Internet, vote by telephone or sign, date and return the proxy card so that you may be represented at the meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by live webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/GCDLC2022 and enter the control number included on your proxy card. Please allow time for online check-in procedures. For questions regarding the virtual Meeting and voting, please contact us by phone at (212) 750-6060 or by writing to Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166, Attention: Joshua M. Levinson, Secretary.
ANNUAL AND QUARTERLY REPORT
Copies of our Annual Report on Form 10-K and Current Reports on Form 8-K are available without charge upon request by calling us collect at (212) 750-6060, or by mail at Golub Capital Direct Lending Corporation, Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166. Copies of such reports are also posted via EDGAR on the SEC’s website at www.sec.gov.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2023 Annual Meeting of Stockholders will be held in February 2023, but the exact date, time and location of such meeting have yet to be determined. Proposals to be included in our proxy statement for the 2023 Annual Meeting must be submitted by eligible stockholders who have complied with the relevant regulations of the SEC and received no later than August 16, 2022.
In addition, the Company’s bylaws contain an advance notice provision requiring that, if a Stockholder’s proposal, including for the nomination of a director, is to be brought before the next Annual Meeting of Stockholders, such Stockholder must provide timely notice thereof in writing addressed to Joshua M. Levinson, Secretary, c/o Golub Capital Direct Lending Corporation, 200 Park Avenue, 25th Floor, New York, NY 10166. Notices of intention to present proposals, including nomination of a director, at the 2022 Annual Meeting must be received by the Company between August 16, 2022 and 5:00 p.m. Eastern time on September 15, 2022. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements and requirements of the Company’s bylaws are met. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:
Mr. Joshua M. Levinson
Golub Capital Direct Lending Corporation
Chief Compliance Officer
200 Park Avenue, 25th Floor New York, NY 10166
The Audit Committee Members may be contacted at:
Messrs. William M. Webster IV, John T. Baily, Kenneth F. Bernstein, Lofton P. Holder and/or
Ms. Anita R. Rosenberg Golub Capital Direct Lending Corporation Audit Committee Member
200 Park Avenue, 25th Floor
New York, NY 10166
You are cordially invited to participate in our virtual Annual Meeting. Whether or not you plan to join the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope, or vote via the Internet or telephone, so that you may be represented at the Annual Meeting.
By Order of the Board of Directors,
/s/ Joshua M. Levinson Joshua M. Levinson Secretary
December 20, 2021

ANNEX A
GOLUB CAPITAL DIRECT LENDING CORPORATION
AUDIT COMMITTEE CHARTER
I.
Purpose

The Audit Committee is appointed by the Board of Directors of Golub Capital Direct Lending Corporation (together with any successor thereto, the “Company”), pursuant to authority delegated to it by the Board of Directors, to monitor (i) the integrity of the financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements.
II.
Committee Membership

The Audit Committee of the Company shall at all times have at least three members and be composed solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are Directors of the Company who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than Directors’ fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of Directors of the Company or such subsidiary) and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. If a member of the Audit Committee ceases to be independent for reasons outside the reasonable control of such member, the member may remain on the Audit Committee until the earlier of the next annual stockholders meeting of the Company or one year from the occurrence of the event that caused the failure of such member to be independent. The members of the Audit Committee shall select its Chairman.
The Audit Committee will endeavor to ensure that it, at all times, has at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and that all members of the Audit Committee are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.
III.
Authority

The function of the Audit Committee is oversight. Management2 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to stockholders ratification).
Members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.
In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IV.
Responsibilities

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.
Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

2
For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Company’s independent accountants).

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:
Retention of Independent Accountants and Approval of Services
1.
To appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

2.
To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law.3

3.
The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting for informational purposes only.

Oversight of the Company’s Relationship with the Independent Accountants
4.
To obtain and review a report from the independent accountants at least annually regarding:

(a)
the independent accountants’ internal quality-control procedures;

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)
any steps taken to deal with any such issues; and

(d)
all relationships between the independent accountants and the Company.

5.
To evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)
evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)
considering whether the accountant’s quality controls are adequate;

(c)
considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

(d)
taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).

The Audit Committee shall present its conclusions with respect to the independent accountants to the Board of Directors.
6.
To ensure the regular rotation of the lead (or coordinating) audit partner having primary

3
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.
7.
To recommend to the Board of Directors policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company.

8.
To discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

9.
To consider the effect on the Company of:

(a)
any changes in accounting principles or practices proposed by management or the independent accountants;

(b)
any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls; and

(c)
any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

10.
To review a presentation by the independent accountants with respect to the Company’s qualification under Subchapter M of the Internal Revenue Code of 1986, as amended, and amounts distributed and reported to stockholders for federal tax purposes.

11.
To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

12.
To interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters
13.
To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

14.
To review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

15.
To meet with the Company’s independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)
to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)
to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)
to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;
(d)
to review with the independent accountants their opinions as to the fairness of the financial statements;

(e)
to review and discuss quarterly reports from the independent accountants relating to:

(1)
all critical accounting policies and practices to be used;

(2)
all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)
other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

(f)
to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

16.
To prepare the report required by the SEC to be included in the Company’s annual proxy statement.

Compliance Oversight
17.
To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

18.
To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations.

19.
To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

20.
To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

21.
To discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

22.
To review with both management and the Company’s independent accountants all related party transactions or dealings with parties related to the Company.

23.
To review and discuss with management and the Company’s independent accountants all off-balance sheet transactions and obligations.

Oversight of the Company’s Internal Audit Function
24.
To recommend to the Board of Directors the appointment of the Company’s principal accounting officer and principal financial officer.

25.
To establish and annually review the Company’s procedures for: (i) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
26.
To consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act.

27.
To review any alleged violations under the Company’s Code and to make any recommendations to the Board of Directors as it deems appropriate.

28.
To require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

29.
To review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

30.
To discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Other
31.
Review and assess the adequacy of this Charter of the Audit Committee annually and submit any proposed modifications to the Board of Directors for submission to stockholders at an annual meeting for approval.

32.
To report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

33.
With the assistance of an independent valuation firm, aiding the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

V.
Meetings

Subject to the Bylaws and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.
One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee. In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Adopted effective as of: July 1, 2021

ANNEX B
GOLUB CAPITAL DIRECT LENDING CORPORATION
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
I.
Purpose

The Nominating and Corporate Governance Committee is appointed by the Board of Directors (the “Board of Directors”) of Golub Capital Direct Lending Corporation (together with any successor thereto, the “Company”), pursuant to authority delegated to it by the Board of Directors to (i) select qualified nominees to be elected to the Board of Directors by the Company’s stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.
II.
Committee Membership

The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are directors of the Company (“Directors”) who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company; and (ii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee. The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its Chairman.
III.
Authority

In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.
IV.
Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are to:
1.
Consider and recruit candidates to fill positions on the Board of Directors, including vacancies resulting from the removal, resignation or retirement of any Director, an increase in the size of the Board of Directors or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director for the Company, in light of the Company’s then-existing business and structure.
2.
Establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

(a)
to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the criteria, policies and principles set forth in this Charter; and

(b)
the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

3.
Recommend the Director nominees for approval by the Board of Directors and election by the stockholders of the Company.

4.
Consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

5.
Annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director’s anticipated needs. The Nominating and Corporate Governance Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.

6.
Upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board, review, as appropriate, the continued Board membership of such member.

7.
Report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

8.
Establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.

9.
Review the desirability of term limits for Directors and recommend to the Board of Directors policies in this regard from time to time.

10.
Evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company and evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board of Directors is an “interested person” of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and if appointed, establish the role of such director in the leadership of the Company.

11.
Oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all Directors and report annually to the Board of Directors on the results of the evaluation.

12.
Review periodically with the Chairman of the Board of Directors and the Chief Executive Officer the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.

13.
Review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for submission to the stockholders at an annual meeting for approval.

14.
Conduct an annual evaluation of the Board of Directors and each committee to determine whether each of them is functioning effectively, and submit a report to the full Board of Directors at the end of the review. The Nominating and Corporate Governance Committee shall discuss the review with the full Board of Directors following the end of each fiscal year.

15.
Monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, including reviewing with the Chief Compliance Officer the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Committee shall also recommend amendments to the Company’s Code of Conduct to the Board of Directors as the Committee may deem appropriate.

V.
Meetings

Subject to the Bylaws and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of the Chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any Director who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.
One third, but not less than two, of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

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D63777-P64848

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GOLUB CAPITAL DIRECT LENDING CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. Lawrence E. Golub	☐	☐	☐
1b. Lofton P. Holder	☐	☐	☐
1c. William M. Webster IV	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

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SCAN TOVIEW MATERIALS & VOTE GOLUB CAPITAL DIRECT LENDING CORPORATION 200 PARK AVENUE25TH FLOORNEW YORK, NY 10166 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or use your smartphone camera to scan the QR Barcode above and click on the linkUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GCDLC2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D63777-P64848 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1. Election of Directors - To elect three Class III directors of the Company who will each serve for a term expiring in 2025 or until his successor is duly elected and qualified.Nominees:ForAgainstAbstain1a. Lawrence E. Golub!!!1b. Lofton P. Holder!!!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.D63778-P64848GOLUB CAPITAL DIRECT LENDING CORPORATIONAnnual Meeting of Stockholders February 4, 2022, 10:00 AMThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Joshua M. Levinson and Christopher C. Ericson, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Golub Capital Direct Lending Corporation which the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held virtually at the following website: www.virtualshareholdermeeting.com/GCDLC2022, on February 4, 2022, 10:00 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and will be voted "For" the proposals set forth in the Company's proxy statement.Continued and to be signed on reverse side